UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal exe cutive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Semiannual Report
4.30.09

Ticker | **HTY**

Portfolio summary

Top 10 holdings[1]

Diageo PLC	4.3%	France Telecom SA	2.7%

Nestle SA	3.9%	Anheuser-Busch InBev NV	2.7%

AT&T, Inc.	3.7%	AstraZeneca PLC	2.5%

Verizon Communications, Inc.	3.3%	Vodafone Group PLC	2.4%

Progress Energy, Inc.	3.2%	Enel SpA	2.3%

Sector composition[2,3]

Telecommunication services	27%	Health care	5%

Utilities	23%	Financials	3%

Consumer staples	23%	Materials	2%

Energy	8%	Industrials	2%

Consumer discretionary	6%	Information technology	1%

1 As a percentage of net assets on April 30, 2009. Excludes cash and cash equivalents.

2 As a percentage of net assets on April 30, 2009.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 4-30-09 (unaudited)

Issuer	Shares	Value

Common stocks 99.40%		$105,187,395

(Cost $135,676,941)

Australia 3.08%		3,260,313

Billabong International Ltd (Apparel, Accessories & Luxury Goods)	175,000	1,327,989

Lion Nathan, Ltd. (Brewers)	96,100	818,254

Westpac Banking Corp. (Diversified Banks)	79,910	1,114,070

Austria 0.37%		388,031

Telekom Austria AG (Integrated Telecommunication Services)	29,500	388,031

Belgium 4.10%		4,340,383

Anheuser-Busch InBev NV (Brewers)	94,300	2,886,728

Anheuser-Busch InBev NV ST VVPR (Brewers) (I)	102,400	271

Belgacom SA (Integrated Telecommunication Services)	50,000	1,453,384

Canada 2.59%		2,738,750

Manitoba Telecom Services, Inc. (Integrated Telecommunication Services)	70,000	1,965,139

Shaw Communications, Inc. (Class B) (Cable & Satellite)	49,900	773,611

Finland 0.54%		572,834

Fortum Oyj (Electric Utilities)	28,400	572,834

France 3.74%		3,959,263

France Telecom SA (Integrated Telecommunication Services)	130,000	2,885,997

Total SA (Integrated Oil & Gas)	21,450	1,073,266

Germany 2.22%		2,350,081

RWE AG (Multi-Utilities)	32,600	2,350,081

Italy 2.59%		2,736,894

Enel SpA (Electric Utilities)	449,000	2,433,795

Eni SpA SADR (Integrated Oil & Gas)	7,100	303,099

Korea, Republic Of 1.11%		1,172,808

KT Corp. ADR (Integrated Telecommunication Services)	81,900	1,172,808

Netherlands 2.16%		2,284,000

Royal Dutch Shell PLC (A Shares) (Integrated Oil & Gas)	50,000	2,284,000

New Zealand 0.97%		1,025,985

Telecom Corp of New Zealand Ltd. ADR (Integrated
Telecommunication Services)	128,088	1,025,985

Norway 1.62%		1,711,200

StatoilHydro ASA ADR (Integrated Oil & Gas)	92,000	1,711,200

Philippines 0.59%		628,419

Philippine Long Distance Telephone Co. ADR (Wireless
Telecommunication Services)	13,700	628,419

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value
Spain 1.66%		$1,753,946

Gas Natural SDG SA (Gas Utilities)	21,000	332,988

Telefonica SA (Integrated Telecommunication Services)	75,000	1,420,958
Switzerland 5.62%		5,952,036

Nestle SA (Packaged Foods & Meats)	125,000	4,074,588

Swisscom AG (Integrated Telecommunication Services)	7,200	1,877,448

Taiwan 1.18%		1,252,464

Far Eastone Telecommunications Co., Ltd. (Wireless
Telecommunication Services)	1,102,047	1,252,464

United Kingdom 20.72%		21,927,227

AstraZeneca PLC ADR (Pharmaceuticals)	77,000	2,692,690

BP PLC SADR (Integrated Oil & Gas)	30,000	1,273,800

British American Tobacco PLC SADR (Tobacco)	21,700	1,055,054

Diageo PLC ADR (Distillers & Vintners)	95,000	4,545,750

Imperial Tobacco Group PLC (Tobacco)	65,000	1,483,049

National Grid PLC (Multi-Utilities)	275,100	2,285,646

Pearson PLC (Publishing)	221,600	2,286,602

Tomkins PLC (Industrial Conglomerates)	700,000	1,787,059

United Utilities Group PLC (Multi-Utilities)	260,009	1,944,430

Vodafone Group PLC (Wireless Telecommunication Services)	1,400,000	2,573,147

United States 44.54%		47,132,761

Altria Group, Inc. (Tobacco)	105,800	1,727,714

American Electric Power Co., Inc. (Electric Utilities)	30,000	791,400

Arthur J. Gallagher & Co. (Insurance Brokers)	31,000	696,880

AT&T, Inc. (Integrated Telecommunication Services)	153,000	3,919,860

Bristol-Myers Squibb Co. (Pharmaceuticals)	51,900	996,480

CenturyTel, Inc. (Integrated Telecommunication Services)	58,300	1,582,845

ConocoPhillips (Integrated Oil & Gas)	24,291	995,931

Davita, Inc. (Health Care Services) (I)	13,700	635,269

Diamond Offshore Drilling, Inc. (Oil & Gas Drilling)	6,900	499,629

Duke Energy Corp. (Electric Utilities)	154,900	2,139,169

E.I. Du Pont de Nemours & Co. (Diversified Chemicals)	40,000	1,116,000

Frontier Communications Corp. (Integrated Telecommunication Services)	43,471	309,079

Genuine Parts Co. (Distributors)	38,000	1,290,480

H.J. Heinz Co. (Packaged Foods & Meats)	23,700	815,754

Kraft Foods, Inc. (Class A) (Packaged Foods & Meats)	50,000	1,170,000

Lorillard, Inc. (Tobacco)	30,700	1,938,091

Merck & Co., Inc. (Pharmaceuticals)	64,000	1,551,360

New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	50,000	565,500

Nicor, Inc. (Gas Utilities)	35,000	1,124,900

NiSource, Inc. (Multi-Utilities)	100,000	1,099,000

NSTAR (Multi-Utilities)	16,900	530,829

OGE Energy Corp. (Multi-Utilities)	46,800	1,203,228

Paychex, Inc. (Data Processing & Outsourced Services)	44,800	1,210,048

Philip Morris International, Inc. (Tobacco)	50,000	1,810,000

Progress Energy, Inc. (Electric Utilities)	99,900	3,408,588

Reynolds American, Inc. (Tobacco)	62,502	2,373,826

Southern Co. (Electric Utilities)	11,000	317,680

Southern Copper Corp. (Diversified Metals & Mining)	60,900	1,130,913

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value
United States (continued)

Teco Energy, Inc. (Multi-Utilities)	175,000	$1,853,250

Verizon Communications, Inc. (Integrated Telecommunication Services)	115,000	3,489,100

Waste Management, Inc. (Electric Utilities)	30,100	802,767

Westar Energy, Inc. (Electric Utilities)	62,500	1,095,625

WGL Holdings, Inc. (Gas Utilities)	16,900	526,266

Windstream Corp. (Integrated Telecommunication Services)	291,000	2,415,300

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 1.65%			$1,748,257

(Cost $2,111,278)

United States 1.65%			1,748,257

Bank Of America Corp., 6.50% (Diversified
Financial Services)	A–	33,800	625,300

Comcast Corp., 7.00% Ser B
(Cable & Satellite)	BBB+	51,300	1,122,957

Total investments (Cost $137,788,219)† 101.05%			$106,935,652

Liabilities in excess of other assets (1.05%)			($1,115,672)

Total net assets 100.00%			$105,819,980

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

SADR Sponsored American Depositary Receipts

ST VVPR Strip Voter Verified Paper Record

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s rating are not available unless indicated otherwise.

(I) Non-income producing security.

† At April 30, 2009, the aggregate cost of investment securities for federal income tax purposes was $145,452,161. Net unrealized depreciation aggregated $38,516,509, of which $1,640,562 related to appreciated investment securities and $40,157,071 related to depreciated investment securities.

See notes to financial statements

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	9

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-09 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find net asset value per share.

Assets

Investments, at value (Cost $137,788,219)	$106,935,652
Foreign currency, at value (Cost $1,350,514)	1,359,729
Receivable for investments sold	698,224
Dividends receivable	755,949
Receivable from affiliates	25,743

Total assets	109,775,297

Liabilities

Due to custodian	129,332
Payable for investments purchased	1,583,183
Payable for options written, at value (Premiums received $2,040,823) (Note 3)	2,168,675
Payable to affiliates
Accounting and legal services fees	3,532
Transfer agent fees	6,489
Other liabilities and accrued expenses	64,106

Total liabilities	3,955,317

Net assets

Capital paid-in	$173,841,537
Distributions in excess of net investment income	(4,389,908)
Accumulated net realized loss on investments, options written and foreign
currency transactions	(32,618,251)
Net unrealized depreciation on investments, options written and translation
of assets and liabilities in foreign currencies	(31,013,398)

Net assets applicable to common shares	$105,819,980

Net asset value per share

Based on 9,350,000 shares of beneficial interest outstanding — Unlimited
number of shares authorized with no par value.	$11.32

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 4-30-09 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$4,111,369
Interest	1,949
Less foreign taxes withheld	(215,418)

Total investment income	3,897,900

Expenses

Investment management fees (Note 6)	547,821
Transfer agent fees (Note 6)	16,734
Printing and postage fees (Note 6)	27,300
Professional fees	45,214
Custodian fees	18,344
Registration and filing fees	28,318
Accounting and legal services fees (Note 6)	7,998
Trustees’ fees	16,482
Miscellaneous	3,460

Total expenses	711,671

Net investment income	3,186,229

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(27,037,264)
Options written	2,502,704
Foreign currency transactions	(276,731)
(24,811,291)
Change in net unrealized appreciation (depreciation) of
Investments	14,493,562
Options written	(270,870)
Translation of assets and liabilities in foreign currencies	14,973
14,237,665
Net realized and unrealized loss	(10,573,626)

Decrease in net assets from operations	($7,387,397)

1 Semiannual period from 11-1-08 to 4-30-09.

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

This Statement of Changes in Net Assets shows how the value of the Portfolio’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Period	Year
	ended	ended
	4-30-09[1]	10-31-08

Increase (decrease) in net assets

From operations
Net investment income	$3,186,229	$9,765,597
Net realized loss	(24,811,291)	(5,737,933)
Change in net unrealized appreciation (depreciation)	14,237,665	(49,148,295)

Decrease in net assets resulting from operations	(7,387,397)	(45,120,631)

Distributions to common shareholders
From net investment income	(7,573,500)[2]	(9,597,541)
From net realized gain	—	(3,540,744)
From tax return of capital	—	(3,691,715)

Total distributions	(7,573,500)	(16,830,000)

From Fund share transactions (Note 7)	(24,000)	11,460,000

Total decrease	(14,984,897)	(50,490,631)

Net assets

Beginning of period	120,804,877	171,295,508

End of period	$105,819,980	$120,804,877

Distributions in excess of net investment income	($4,389,908)	($2,637)

1 Semiannual period from 11-1-08 to 4-30-09. Unaudited.

2 A portion of the distribution may be deemed a tax return of capital at year-end.

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	4-30-09[1]	10-31-08	10-31-07[2]

Per share operating performance

Net asset value, beginning of period	$12.92	$19.58	$19.10[3]
Net investment income[4]	0.34	1.05	0.02
Net realized and unrealized gain (loss) on investments	(1.13)	(5.91)	0.50
Total from investment operations	(0.79)	(4.86)	0.52
Less distributions
From net investment income	(0.81)[5]	(1.03)	—
From net realized gain	—	(0.38)	—
From tax return of capital	—	(0.39)	—
Total distributions	(0.81)	(1.80)	—
Capital charges
Offering costs related to common shares	—[6]	—	(0.04)
Net asset value, end of period	$11.32	$12.92	$19.58
Per share market value, end of period	$9.75	$11.00	$20.20
Total return at net asset value (%)[7,8]	(5.65)[10]	(25.56)	2.51[9,10]
Total return at market value (%)[7,8]	(4.56)[10]	(38.57)	1.00[10]

Ratios and supplemental data

Net assets applicable to common shares, end of period (in millions)	$106	$121	$171
Ratios (as a percentage of average net assets):
Gross expenses before reductions	1.30[11]	1.23	1.46[11]
Net expenses net of fee waivers	1.30[11]	1.23	1.30[11]
Net investment income	5.87[11]	6.29	1.10[11]
Portfolio turnover (%)	53	195	3

1 Semiannual period from 11-1-08 to 4-30-09. Unaudited.

2 Commencement of operations period from 9-26-07 to 10-31-07.

3 Reflects the deduction of a $0.90 per share sales load.

4 Based on the average of the shares outstanding.

5 A portion of the distribution may be deemed a tax return of capital at year-end.

6 Less than $0.01 per share.

7 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

8 Assumes dividend reinvestment.

9 Total returns would have been lower had certain expenses not been reduced during the periods shown.

10 Not annualized.

11 Annualized.

See notes to financial statements

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	13

Notes to financial statements (unaudited)

Note 1
Accounting policies

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

14	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$68,312,843	($2,168,675)
Level 2 — Other Significant Observable Inputs	38,622,809	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$106,935,652	($2,168,675)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, options and swap contracts, which are stated at value based upon futures’ settlement prices, foreign currency exchange forward rates, option prices and swap prices.

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts

Pursuant to the custodian agreement, State Street Corporation (the Custodian) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	15

Foreign currency translation

The books and records of the Fund are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends quarterly. Capital gains distributions, if any, are distributed annually. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $9,597,541, and long-term capital gain $3,540,744 and return of capital $3,691,715. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. The final determination of tax characteristics of the Fund’s distribution will occur at the end of the year at which time it will be reported to shareholders.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit riskrelated contingent features of the agreements. As of April 30, 2009, management does not believe that the adoption of FAS 161

16	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

will have a material impact on the amounts reported in the financial statements.

Note 3
Financial instruments

Options

The Fund may purchase and sell put and call options on securities in accordance with the Fund’s investment restrictions.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges shall be valued at their most recent sale price, or if no such sales are reported, at the calculated mean of the most recent bid and asked quotations, or if it is not possible to calculate a mean price, at the most recent bid quotation on the value date, in the case of purchased options, or at the most recent asked quotation on the value date, in the case of written options.

Option contracts traded in the OTC market shall be valued on the value date at prices supplied by an approved pricing service for such securities, if available, and otherwise shall be valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty), or using a Bloomberg pricing model which will take into account the terms of the option contracts.

Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the period ended April 30, 2009 were as follows:

DESCRIPTION	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (PAID)

Outstanding, beginning of period	530	$1,550,538
Options written	26,735	42,893,592
Options closed	(21,659)	(37,905,771)
Options exercised	(217)	(224,902)
Options expired	(3,024)	(4,272,634)
Outstanding, end of period	2,365	$2,040,823

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	17

The following is a summary of open written options outstanding as of April 30, 2009:

		EXPIRATION	NUMBER
NAME OF ISSUER	EXERCISE PRICE	DATE	OF CONTRACTS	PREMIUM	VALUE

CALLS

Morgan Stanley	$450	May 2009	40	$111,880	($301,400)
Cyclical Index

Morgan Stanley	520	May 2009	60	161,820	(196,800)
Commodity Related
Equity Index

Philadelphia Housing	100	May 2009	380	111,720	(77,900)
Index

Russell 2000 Index	47.5	May 2009	670	106,530	(154,100)

Russell 2000 Index	480	May 2009	65	107,165	(135,200)

S&P 100 Index	415	May 2009	300	176,700	(176,700)

S&P 100 Index	410	May 2009	395	471,752	(296,250)

S&P 100 Index	390	May 2009	270	566,730	(507,600)

S&P 400 Midcap	540	May 2009	60	119,340	(144,600)
Index

S&P 600 Small Cap	250	May 2009	125	107,186	(178,125)
Index

Total			2,365	$2,040,823	($2,168,675)

Note 4
Risk and uncertainties

Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

Risks associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

18	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Sector risk — utilities industry

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. The concentration is closely tied to a single sector of the economy which may cause the Fund to underperform other sectors. Specifically, utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Investment advisory and
other agreements

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 1.00% of the Fund’s average daily net asset value. The Adviser has a subadvisory agreement with Epoch Investment Partners, Inc. and, also, a subadvisory agreement with Analytic Investors, Inc. The Fund is not responsible for payment of the subadvisory fees.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The accounting and legal services fees incurred for the period ended April 30, 2009, were equivalent to an annual effective rate of less than 0.02% of the Fund’s average daily net assets.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. Mr. John G. Vrysen is a Board member of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	19

Note 7
Fund share transactions

Common shares

This listing illustrates the shares issued during the period ended April 30, 2009, and the year ended October 31, 2008, along with the corresponding dollar value.

	Period ended 4-30-09[1]		Year ended 10-31-08
	Shares	Amount	Shares	Amount
Common Shares

Shares issued	—	—	600,000	$11,460,000[2]
Offering costs related to common shares	—	($24,000)[3]	—	—
Net increase (decrease)	—	($24,000)	600,000	$11,460,000

1 Semiannual period from 11-1-08 to 4-30-09. Unaudited.

2 Net of $0.90 per share sale load of the initial offering price of $20.00 per share.

3 Offering costs for the fiscal year 2008 were not recorded to the Fund until fiscal year 2009.

Effective December 12, 2008, the Board of Trustees, in evaluating strategic options to enhance shareholder value and potentially decrease the discount between the market price and the net asset value (“NAV”) of the Fund’s common shares, has approved a share repurchase plan. Under the plan the Fund may purchase, in the open market, up to 10% of its outstanding common shares commencing immediately through December 31, 2009.

Note 8
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2009, aggregated $63,415,559 and $57,249,413 respectively.

20	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Investment objective and policy

The Fund’s investment objective is to provide a high level of total return consisting of a high level of current income and gains and long term capital appreciation. The Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund.

Under normal market condition, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying stocks of issuers located throughout the world. The Fund also intends to write call options on a variety of both U.S. and non-U.S. broad-based indices.

Dividends and distributions

During the period ended April 30, 2009, distributions totaling $0.8100 per share were paid to common shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 31, 2008	$0.4500
March 31, 2009	0.3600[1]
Total	$0.8100

1 A portion of the distribution may be deemed a tax return of capital year-end.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	21

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

22	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Special shareholder meeting (unaudited)

On April 28, 2009, an adjourned session of the Annual Meeting of the Shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting upon the proposals listed below:

Shareholders of the Fund approved Proposal 1 and Proposal 2 and the votes cast were as follows:

Proposal 1: To elect six Trustees to serve until their respective successors have been duly elected and qualified.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 28, 2009.

		WITHHELD
	FOR	AUTHORITY

Deborah C. Jackson	4,605,726	126,589
Charles L. Ladner	4,600,230	132,085
Stanley Martin	4,605,534	126,781
John A. Moore	4,601,480	130,835
Gregory A. Russo	4,611,246	121,069
John G. Vrysen	4,608,034	124,281

Proposal 2: To adopt a new form of investment advisory agreement.

PROPOSAL 2 PASSED ON APRIL 28, 2009.

For	3,382,772
Against	95,431
Withheld	144,074
Broker Non-Votes	1,110,038

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	23

Evaluation by the Board of New Form
of Investment Advisory Agreement

At its meeting on December 8–9, 2008, the Board, including all the Independent Trustees, approved a new form of Advisory Agreement for the Fund.

The Board, including the Independent Trustees, is responsible for selecting the Fund’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving the Fund’s advisory and subadvisory agreements, their periodic continuation and any amendments.

Consistent with SEC rules, the Board regularly evaluates the Fund’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Fund and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

• the nature, extent and quality of the services to be provided by the Adviser or subadviser, as the case may be, to the Fund;

• the investment performance of the Fund;

• the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

• the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with the Fund; and

• comparative services rendered and comparative advisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Fund’s Advisory Agreement.

June 2008 meeting

At its meeting on June 10, 2008, the Board approved the annual continuation of the Advisory Agreement with respect to the Fund and considered each of the factors listed above. A discussion of the basis of the Board’s approval of the Advisory Agreement and its consideration of such factors at that meeting is included in the shareholder report dated October 31, 2008. A copy of the report may be obtained by calling 1-800-225-5291 (TDD –1-800-554-6713) or by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Salvatore Schiavone, and is also available on the Internet at www.jhfunds.com.

In evaluating the Advisory Agreement at its meeting on June 10, 2008, the Board reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data typically covered the period since the Fund’s inception through December 31, 2007;

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group;

(iii) the advisory fees of comparable portfolios of other clients of the Adviser;

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund;

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale;

24	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

(vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s compliance department;

(vii) the background and experience of senior management and investment professionals; and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser. In addition, the Board took into account the non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser supported renewal of the Advisory Agreement.

Fund performance

The Board considered the Fund’s performance results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board concluded that the Fund’s investment process and particular investments seemed consistent with the Fund’s investment objectives, strategy and style.

Investment advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services in comparison to the advisory fees for the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio and net expense ratio after waivers and reimbursements.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expenses supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	25

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Fund’s advisory fees were not unreasonable, taking into account fee rates offered to others by the Adviser, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

December 2008 meeting

In approving the proposed new form of Advisory Agreement at the December 8–9, 2008 meeting, the Board determined that it was appropriate to rely upon its recent consideration at its June 10, 2008 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). The Board noted that it had, at the June 10, 2008 meeting, concluded that these factors, taken as a whole, supported the continuation of the Advisory Agreement. The Board, at the December 8–9, 2008 meeting, revisited particular factors to the extent relevant to the proposed new form of Agreement. In particular, the Board noted the skill and competency of the Adviser in its past management of the Fund’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel who perform services for the Fund, including those who served as officers of the Fund, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Fund and concluded that the Adviser may reasonably be expected to perform its services ably under the proposed new form of Advisory Agreement. The Board also took into consideration the extensive analysis and efforts undertaken by a working group comprised by a subset of the Board’s Independent Trustees, which met several times, both with management representatives and separately, to evaluate the proposal to approve a new form of Agreement, prior to the Board’s December 8–9, 2008 meeting. The Board considered the differences between the current Advisory Agreement and proposed new form of Agreement, and agreed that the new Advisory Agreement structure

26	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

would more clearly delineate the Adviser’s duties under each agreement by separating the Adviser’s non-advisory functions from its advisory functions. The enhanced delineation is expected to facilitate oversight of the Adviser’s advisory and non-advisory activities without leading to any material increase in the Fund’s overall expense ratios.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	27

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadvisers
William H. Cunningham*	Epoch Investment Partners, Inc.
Deborah C. Jackson*	Analytic Investors, Inc.
Charles L. Ladner
Stanley Martin*	Custodian
Dr. John A. Moore	State Street Bank and Trust Company
Steven R. Pruchansky
Gregory A. Russo	Transfer agent
John G. Vrysen†	Mellon Investor Services

*Member of the Audit Committee	Legal counsel
K&L Gates LLP
†Non-Independent Trustee
Stock symbol
Officers	Listed New York Stock Exchange: HTY
Keith F. Hartstein
President and Chief Executive Officer	For shareholder assistance
refer to page 22
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

John G. Vrysen
Chief Operating Officer

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Website at sec.gov or on our Website.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Website and the SEC’s Website, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Website www.jhfunds.com or by calling 1-800-852-0218.

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

28 Semiannual report | Tax-Advantaged Global Shareholder Yield Fund

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

Now available: electronic delivery
www.jhfunds.com/edelivery

P14SA 4/09
6/09

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 18, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: June 18, 2009